SECURITIES AND EXCHANGE COMMISSION


                     Washington D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934



Date of Report July 14, 1994


                           CU BANCORP
                           ----------
     (Exact name of registrant as specified in its charter)

     CALIFORNIA                    0-11008             95-657004
     ----------                    -------             ---------

(State or other jurisdiction     (Commission          (IRS Employer
 of incorporation)                File Number)     Identification No.)


          16030 VENTURA BOULEVARD  ENCINO CALIFORNIA   91436
          --------------------------------------------------
                (Address of principal executive office)


          Registrants's telephone number, including area code
                               (818) 907-9122
                               --------------




Item 5.  Other Events

On July 7, 1994, the Registrant held its Annual Shareholder Meeting for 1994. At that meeting the following persons were elected to serve as Directors of the Registrant:

Kenneth L. Bernstein
Stephen G. Carpenter
Richard Close
Paul Glass
N. David Nathanson
Ronald Parker
David I. Rainer

There were seven nominees for seven seats and the nominees were elected by the affirmative vote of 76% of the outstanding.


At the meeting the Registrant's shareholders also approved the 1994
CU Bancorp Non Employee Director Stock Option Plan by a vote of 3,028,225 shares "for"; 706,192 shares "against" and 129,287 shares "abstained". The Plan was approved by 68% of the shares present and eligible to vote.





                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 14, 1994           CU BANCORP



                              PATRICK HARTMAN
                              ---------------
                              Patrick Hartman
                              Chief Financial Officer